Van Wagoner Funds

Small-Cap Growth Fund
Emerging Growth Fund

SUPPLEMENT DATED JUNE 19, 2008 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 11, 2008

New Developments and Important News for Shareholders of Small-Cap Growth Fund and Emerging Growth Fund

This Supplement updates certain information contained in the Van Wagoner Funds' Prospectus and Statement of Additional Information dated April 11, 2008 (as supplemented on May 1, 2008 and May 15, 2008). You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

The Board continues to work to implement important changes for the Van Wagoner Funds and has revised the proposed advisory arrangements for Small-Cap Growth Fund. The proposed new arrangements for Small-Cap Growth Fund build upon the proposed arrangements for other Funds discussed in the May 15, 2008 supplement to the Prospectus. Those arrangements have not changed for Growth Opportunities Fund, Post-Venture Fund, Technology Fund, Mid-Cap Growth Fund or Emerging Growth Fund (except that Small-Cap Growth Fund is no longer proposed to reorganize into Emerging Growth Fund).

The Board has proposed for Small-Cap Growth Fund, subject to shareholder approval, that Van Wagoner Capital Management, Inc. ("VWCM") would serve as its investment adviser and Husic Capital Management ("Husic") would serve as its subadviser. These proposed arrangements also impact Small-Cap Growth Fund's proposed future investment program, which would focus on a classic growth strategy and which is described below. Thus, the table discussing the proposed advisory structure for the Funds appearing in the May 15, 2008 supplement is updated for Small-Cap Growth Fund as follows:

Fund	Current Adviser	Proposed Advisory Structure (if approved by shareholders)	New Strategy
Small-Cap Growth Fund	VWCM	Adviser: VWCM Subadviser: Husic	Classic Growth

In connection with the other aspects of the Board's proposed arrangements for the Funds, Small-Cap Growth Fund shareholders will receive proxy materials seeking approval of the new advisory arrangements described above. None of these developments impact Small-Cap Growth Fund's current advisory arrangements or its current investment program, as described in the Prospectus and Statement of Additional Information, which will continue unchanged until action is taken and approved by shareholders.

Small-Cap Growth Fund shareholders should disregard references to their Fund reorganizing into Emerging Growth Fund that appear in the May 15, 2008 supplement. Instead, the Prospectus, as supplemented, is updated by including references to VWCM as the Fund's investment adviser and Husic as the Fund's subadviser. Information about Husic, as well as the portfolio manager who would be responsible for managing Small-Cap Growth Fund, appears in the May 15, 2008 supplement. Performance information for a composite managed by Husic with substantially similar objectives, policies, strategies and risks to those that Husic would, if approved by shareholders, use for Small-Cap Growth Fund appears below.

If shareholders approve the new advisory arrangements proposed for Small-Cap Growth Fund, its investment program would change, and it is expected that it would follow the strategies described below, and Small-Cap Growth Fund would be subject to the main risks described below:

Main Strategies (if new advisory arrangements are approved):

The Fund invests primarily in common stocks. The subadviser uses an unleveraged U.S. equity long-only strategy that utilizes a time-tested approach to building portfolios (typically 30-50 holdings). The Fund invests in companies of all sizes.

The Fund invests in securities of companies that have the potential for above average long-term growth. The subadviser looks for companies that offer innovative products or services, have a unique strength in specific areas such as research, product development or marketing and have strong management teams and financial resources. The subadviser looks for these growth opportunities in every industry. The companies in which the Fund invests may be in the developmental stage or may be older companies undergoing significant changes. As a result, they may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies.

The subadviser uses fundamental analysis, as opposed to quantitative models, to evaluate stocks. The subadviser seeks to identify fundamental or secular changes at companies or within an industry early. Target investments are companies that, in the subadviser's opinion, will experience revenue and earnings growth not only in excess of the market average, but also ahead of the consensus expectations of analysts and other market participants. These insights are derived from extensive internal analysis and one-on-one meetings with management teams of companies and senior level analysts.

The Fund may engage in short-term trading to try to achieve its investment objective and is likely to have an annual portfolio turnover rate of over 100%. High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund's performance.

Main Risks (if new advisory arrangements are approved):

As with any mutual fund, the value of the Fund's investments, and therefore the value of your Fund shares, may go down. This may occur because the value of the investments in which the Fund invests is falling. Also, the subadviser may select securities that underperform the stock market or other funds with similar investment objectives and strategies. We cannot guarantee that the Fund will achieve its investment objective.

Equity security prices rise and fall as market and economic conditions change. The sectors of the stock market in which the Fund invests are particularly volatile. The value of your Fund shares will fluctuate and you could lose money, especially when the Fund's investments are concentrated in particular holdings.

The types of companies in which the Fund invests present additional risks. The Fund invests its assets in the securities of companies that may be developing or changing. When growth investing is out of favor, the Fund's share price may decline even though the companies the Fund holds have sound fundamentals. There may be less information available about companies, and the companies may be more difficult to value, where the company is undergoing significant change. They may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund's net asset value and total return – namely increased volatility – than would be the case in a diversified fund holding a larger number of securities. Therefore, the value of the Fund can be expected to fluctuate more than if it had invested in a larger number of stocks. If the stocks in which the Fund invests perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks.

Because the Fund holds a smaller number of individual securities, its holdings may, from time to time, be concentrated in a particular industry. Securities of companies in the same industry may decline in price at the same time due to industry-specific developments since these companies may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments in multiple companies in a particular industry increase the Fund's exposure to risks of the particular industry and may increase the Fund's volatility.

Because the Fund is likely to have an annual portfolio turnover rate over 100%, the Fund will incur greater transaction costs for buying and selling securities than many other funds. High portfolio turnover will result in increased realized gains (or losses) to shareholders, which are likely to be treated as short-term capital gains. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws.

Benchmark:

In light of the changes to the Fund's investment strategies and risks, the Fund's benchmark would change to the Russell 3000® Growth Index.

Also, shareholders of Small-Cap Growth Fund will be asked to consider, at upcoming meetings, proposals to reclassify Small-Cap Growth Fund as non-diversified and to eliminate fundamental investment limitations related to diversification requirements and industry concentration limits.

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Information About the Proposed Subadviser's Performance

The following tables contain certain performance information for a composite managed by Husic. The composite consists of all discretionary, fee-paying accounts managed by Husic with substantially similar objectives, policies, strategies and risks to those that Husic would, if approved by shareholders, use for Small-Cap Growth Fund (the "Classic Growth Strategy"). Please see the footnotes to the tables below for more information about the selection criteria used for the composite. The annual return data are presented for each calendar year since the inception of the composite (January 1, 1989), as well as year-to-date information through March 31, 2008. Average annual total returns are presented for the one-, three-, and five-year periods ended March 31, 2008 and since inception for the composite.

The performance information is limited and may not reflect performance in all economic cycles. The private accounts in the composite were not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies such as Small-Cap Growth Fund, including those under the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected the performance of the private accounts in the composite.

The composite performance information below is presented: (i) reflecting deduction ("net") of representative management fees, as described in the footnotes to the tables, and (ii) before ("gross" of) advisory fees, custody charges, withholding taxes and other indirect expenses that may be applicable to Small-Cap Growth Fund, but after commissions and trading expenses. The representative management fees shown below are those of the accounts in the composite and are not the same as Small-Cap Growth Fund's expenses. It is expected that Small-Cap Growth Fund's expenses would be higher than the representative fees shown below; if the table below reflected expenses of Small-Cap Growth Fund, performance would be lower.

This performance information is not the historical performance of Small-Cap Growth Fund. Past performance is no guarantee of future results, and the past performance of Husic's composite is not indicative of the future performance of Small-Cap Growth Fund.

Husic Classic Growth Strategy

Annualized Performance:

	1-Year	3-Years	5-Years	10-Years	Inception(1)
HCM Classic Growth Composite – Net	5.1	13.3	22.8	5.8	11.3
HCM Classic Growth Composite – Gross	5.7	13.9	23.5	6.3	11.9
Russell 3000® Growth Index	-1.5	6.3	10.3	1.3	9.6

(1) Since inception: 1/1/89

Calendar Year Performance:

	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998
HCM Classic Growth Composite – Net	22.0	8.2	22.4	3.3	87.5	-36.3	-31.7	-25.3	66.7	31.6
HCM Classic Growth Composite – Gross	22.7	8.8	23.0	3.9	88.4	-35.9	-31.4	-25.0	67.3	32.1
Russell 3000® Growth Index	11.4	9.5	5.2	6.9	31.0	-28.0	-19.6	-22.4	33.8	35.0

For the three-month period ended March 31, 2008, returns were:

HCM Classic Growth Composite – Net	-10.3%
HCM Classic Growth Composite – Gross	-10.1%
Russell 3000® Growth Index	-10.4%

Sources: Husic Capital Management (Composite Returns & Calculations), FactsetResearch Systems (Index Returns)

1. Basis of Presentation – The presentation of investment performance sets forth the time-weighted rates of return (US$) for the Composite. The Composite was created on January 1, 2000. The returns are presented for the performance periods from January 1, 1989 (inception of Composite) through March 31, 2008 and are outlined in the notes below. Past performance may not be an indication of future results and may differ for future time periods.

2. Selection Criteria – The Composite includes all tax-exempt portfolios managed on a fully discretionary basis according to an investment strategy which seeks to exceed the investment results of the Russell 3000® Growth Index. This strategy seeks to build a diversified portfolio of equity securities that will control risk to a level consistent with generating superior, long-term investment returns. The minimum account size required to be included in the Composite is $5 million. As of March 31, 2008, the Composite contains five or fewer accounts and total Composite assets are $277.5 million, which represent 57.9% of Husic's total assets under management. Eligible new portfolios are generally added to the Composite at the end of the first calendar month that the account is managed.

3. Calculation Methodology – Husic consistently values all accounts on a trade date basis and, at a minimum, monthly. Securities are valued at fair market value. Where market quotations are readily available, securities are valued thereon (using closing quotations when available), provided such quotations adequately reflect, in the judgment of Husic, the fair value of securities. Composite performance results include the reinvestment of dividends and interest. For the historical time period from January 1, 1989 to December 31, 2001, Composite returns were calculated using a beginning market value-weighted composite return methodology which computes returns monthly by weighting each account's monthly return by its beginning market value as a percent of the total Composite beginning market value. Beginning January 1, 2002, Composite returns were calculated using an aggregate return method which combines all of the assets and cash flows of the Composite member accounts as if the composite were one portfolio. Annual returns are calculated by geometrically linking the monthly returns. Annualized returns are the geometric average of the corresponding time period's cumulative return. Returns are presented both i) gross of investment advisory (management) fees, and ii) net of investment advisory fees as described below. All Composite returns are time-weighted rates of return which are net of commissions and transaction costs and gross of custodial fees.

4. Description of Benchmark – The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The benchmark is provided for comparative purposes only. Index returns assume reinvestment of dividends and do not have fees deducted. It is not possible to invest directly in an index.

5. Management Fees – Management fees are based on the level of assets managed. For accounts included in this Composite, the annual fees generally varied from 0.5% of assets to 2.0% of assets.